Income Taxes - Schedule of Reconciliation of U.S. Federal Statutory Rate to Effective Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Federal statutory income tax rate	21.00%	21.00%
State taxes, net of federal benefit	2.10%	2.20%
Research tax credits	34.50%	2.20%
Tax attributes acquired as part of reverse merger	201.10%	0.00%
Other	(1.70%)	(3.00%)
Increase in deferred tax asset valuation allowance	(257.00%)	(22.40%)
Effective income tax rate	0.00%	0.00%